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                                                                   Exhibit 10.16

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is made and entered into as of September 30, 2000 (the "Effective Date"), by and between NESCO, Inc., an Oklahoma corporation (the "Borrower"), and Bank One, Oklahoma, NA, a national banking association (the "Lender"), with reference to the following:

         A. The Borrower and the Lender are parties to that certain Credit Agreement dated as of May 12, 2000, as amended by that certain First Amendment to Credit Agreement dated as of August 4, 2000 (as amended, the "Credit Agreement").

         B. The Borrower has requested that the Lender approve a temporary increase in the Working Capital Revolving Credit Commitment from $8,000,000 to $10,500,000.

         C. The Lender has agreed to the requested temporary increase in the Working Capital Revolving Commitment, subject to the terms and conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby amend the Credit Agreement, effective as of the Effective Date, as follows:

1. DEFINITIONS. Capitalized terms used herein (including capitalized terms used in the recitals above) but not otherwise defined have the respective meanings assigned to them in the Credit Agreement.

2.       MODIFICATION OF WORKING CAPITAL REVOLVING CREDIT FACILITY.

         A. TEMPORARY INCREASE IN WORKING CAPITAL REVOLVING CREDIT COMMITMENT. The Lender agrees to increase the Working Capital Revolving Credit Commitment (and thereby increase the amount available for borrowing under the Working Capital Revolving Credit Facility) from $8,000,000 to $10,500,000 for the period beginning on the Effective Date and ending December 31, 2000 (the "Temporary Increase Period"). At the expiration of the Temporary Increase Period, the Working Capital Revolving Credit Commitment will return to $8,000,000. If the Outstanding Working Capital Credit Exposure at the expiration of the Temporary Increase Period exceeds $8,000,000, the Borrower will be required to make an immediate prepayment on the outstanding Working Capital Loans in an amount equal to such excess. In order to implement such temporary increase, the definition of the term "Working Capital Revolving Credit Commitment" appearing in Section 1.1 of the Credit Agreement is amended to read as follows:

                  "Working Capital Revolving Credit Commitment" means (i) until December 31, 2000, the sum of $10,500,000, and (ii) from and after January 1, 2001, the sum of $8,000,000 or such other amount to which the Working Capital Revolving Credit Commitment may be modified from time to time pursuant to the


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         terms hereof. As the context requires, "Working Capital Revolving
         Credit Commitment" also refers to the obligation of the Lender to make Working Capital Revolving Loans and Working Capital Term Loans to the Borrower and to issue Facility LC's under the Working Capital Revolving Loan Facility.

         B. USE OF PROCEEDS. Proceeds of Working Capital Revolving Loans made during the Temporary Increase Period may be used by the Borrower for any one or more of the permitted purposes stated in clauses (i), (ii) and (iii) of Section
2.2.1 of the Credit Agreement, but may not be used for the purpose stated in clause (iv) of Section 2.2.1 thereof.

         C. MANDATORY PREPAYMENT. Notwithstanding the provisions of Section
2.3.4 of the Credit Agreement, the Borrower agrees that the net proceeds from any sale or sales by the Borrower or any of its Subsidiaries of a Substantial Portion of its Properties during the Temporary Increase Period (including the net proceeds of any Sale and Leaseback Transaction) shall be paid to the Lender within three (3) Business Days after receipt thereof and shall be applied as follows (to the extent of available proceeds): (i) the first $2,000,000 in aggregate net proceeds shall be applied to the principal installments payable under Section 2.3.2 of the Credit Agreement with respect to the Term Loans (application to be made in the inverse order of maturity); (ii) the next $2,500,000 in aggregate net proceeds shall be applied in reduction of the outstanding Working Capital Revolving Loans (with application to be made first to the outstanding Working Capital Revolving Loans which are not NAC Project Loans and then to any outstanding NAC Project Loans); and (iii) any remaining net proceeds shall be applied in the order of application set forth in Section
2.3.4 of the Credit Agreement. All other terms and provisions of Section 2.3.4 of the Credit Agreement shall remain in full force and effect. Nothing contained in this Section 2.C shall nullify the provisions of the Credit Agreement requiring the consent of the Lender to (a) any sale by the Borrower or any of its Subsidiaries of a Substantial Portion of its Properties, or (b) any Sale and Leaseback Transaction.

         D. OTHER UNDERSTANDINGS. The parties acknowledge and agree that (i) the term "Obligations" as used in the Credit Agreement and any other Loan Documents will include all Working Capital Revolving Loans made during the Temporary Increase Period and remaining outstanding under the Working Capital Revolving Credit Facility, and (ii) during the Temporary Increase Period, the commitment fee payable under Section 2.12(i) of the Credit Agreement will be based on the daily unused portion of the Working Capital Revolving Credit Commitment (as temporarily increased hereby) and the Acquisition Loan Commitment.

         E. REPLACEMENT WORKING CAPITAL REVOLVING NOTE. The Borrower agrees to make, execute and deliver to the Lender a replacement Working Capital Revolving Note (the "Replacement Working Capital Revolving Note"), substantially in the form attached hereto as Exhibit "D-1A," in increase and replacement of and substitution for the Working Capital Revolving Note delivered at the Closing.

         F. FEE. In consideration of the temporary increase in the Working Capital Revolving Credit Commitment, the Borrower agrees to pay the Lender a one-time fee of $15,000.


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3.       CONDITIONS PRECEDENT. This Amendment shall become effective as of the
Effective Date, subject to the Borrower's satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Article IV of the Credit Agreement):

         A. EXECUTION OF DOCUMENTS. This Amendment and the Replacement Working Capital Revolving Note shall have been duly and validly authorized, executed and delivered to the Lender by the Borrower.

         B. RESOLUTIONS. The Bank shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the temporary increase in the Working Capital Revolving Credit Commitment and the execution, delivery and performance of this Amendment, the Credit Agreement (as amended by this Amendment) and the Replacement Working Capital Revolving Note.

         C. ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Borrower in the Credit Agreement and the other Loan Documents and in Section 5 hereof shall be true and correct in all material respects as of the Effective Date (except to the extent any of such representations and warranties with respect to the financial condition of the Borrower refer to an earlier specified date).

         D. NO DEFAULT. There shall not have occurred any Default or Unmatured Default as of the Effective Date, and the Borrower shall be current in payment of all principal, interest and fees due and owing to the Lender as of the Effective Date.

         E. FEE. The Borrower shall have paid the fee referred to in Section 2.F above.

4. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower contained in Article V of the Credit Agreement are hereby remade and restated as the date hereof and shall survive the execution and delivery of this Amendment. The Borrower further represents and warrants as follows:

         A. AUTHORITY. The Borrower has all requisite power and authority and has been duly authorized to increase the amount of the Working Capital Revolving Credit Commitment, to borrow under the Working Capital Revolving Credit Facility (as increased hereby), and to execute, deliver and perform its obligations under this Amendment, the Credit Agreement (as amended by this Amendment) and the Replacement Working Capital Revolving Note.

         B. BINDING OBLIGATIONS; ENFORCEABILITY. This Amendment, the Credit Agreement (as amended by this Amendment) and the Replacement Working Capital Revolving Note are valid and legally binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.


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         C. NO CONFLICT; GOVERNMENT CONSENT. Neither the execution and delivery by the Borrower of this Amendment and the Replacement Working Capital Revolving Note, nor the consummation of the transactions herein contemplated, nor compliance with the provisions thereof, will violate (i) any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries, or (ii) the Borrower's or any Subsidiary's articles or certificate of incorporation, partnership agreement, certificate of partnership, articles or certificate of organization, by-laws, or operating or other management agreement, as the case may be, or (iii) the provisions of any indenture, instrument or agreement to which the Borrower or any of its Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in, or require, the creation or imposition of any Lien in, of or on the Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of this Amendment, the borrowings and other credit extensions under the Credit Agreement (as amended hereby), the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of this Amendment, the Credit Agreement (as amended by this Amendment) or the Replacement Working Capital Revolving Note.

         D. NO MATERIAL ADVERSE CHANGE. Since ______, 2000 (the date of the latest financial statements of the Borrower which have been delivered to the Lender), there has been no adverse change in the business, Property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

5.       MISCELLANEOUS.

         A. EFFECT OF AMENDMENT. The terms of this Amendment shall be incorporated into and form a part of the Credit Agreement. Except as amended, modified and supplemented by this Amendment, the Credit Agreement and all other Loan Documents shall continue in full force and effect in accordance with their original stated terms, all of which are hereby reaffirmed in every respect as of the date hereof. In the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Credit Agreement, the terms of this Amendment shall control and govern, and the agreements shall be interpreted so as to carry out and give full effect to the intent of this Amendment. All references to the "Credit Agreement" appearing in any of the Loan Documents shall hereafter be deemed references to the Credit Agreement as amended, modified and supplemented by this Amendment, and all references to the "Working Capital Revolving Note" appearing in the Credit Agreement and any of the other Loan Documents shall hereafter be deemed references to the Replacement Working Capital Revolving Note.


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         B. EXHIBITS. The form of Replacement Working Capital Revolving Note attached hereto as Exhibit D-1A is hereby substituted for Exhibit D-1 to the Credit Agreement and incorporated therein by this reference.

         C. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

         D. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Oklahoma.

         E. REIMBURSEMENT OF EXPENSES. The Borrower agrees to pay the reasonable fees and out-of-pocket expenses of Crowe & Dunlevy, counsel to the Lender, incurred in connection with the preparation of this Amendment and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the Borrower and the Lender have executed this Agreement as of the date first above written.

                                   NESCO, INC.


                                   By:
                                       ----------------------------------------
                                   Name:   Eddy L. Patterson
                                   Title:  Chairman and Chief Executive Officer


                                   BANK ONE, OKLAHOMA, NA,


                                   By:
                                       ----------------------------------------
                                   Name:   Timothy T. Koski
                                   Title:  Vice President


                             CONSENT OF SUBSIDIARIES

         Each of the undersigned hereby (i) acknowledges and consents to the execution and delivery of the above and foregoing Second Amendment to Credit Agreement, (ii) confirms that the Security Agreement and the Subsidiary Guaranty, each previously executed or subscribed to by the undersigned, will continue in full force and effect as security for payment and performance of all of the "Secured Obligations," as such term is used in the Security Agreement, and the "Guaranteed Obligations," as such term is used in the Subsidiary Guaranty, and (iii) ratifies and reaffirms each of the Security Agreement and the Subsidiary Guaranty. Capitalized terms used in


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this Consent and not otherwise defined have the respective meanings assigned to them in the Credit Agreement referred to in the above and foregoing Second Amendment to Credit Agreement.

                                   LAB ONE ANALYTICAL, INC.


                                   By:
                                      -----------------------------------------
                                   Name:   Eddy L. Patterson
                                   Title:  Chairman


                                   FUEL RECOVERY SYSTEMS, INC.,
                                   an Oklahoma corporation


                                   By:
                                      -----------------------------------------
                                   Name:   Eddy L. Patterson
                                   Title:  Chairman and President




                                   THH ALPHA, INC.,
                                   a North Carolina corporation


                                   By:
                                      -----------------------------------------
                                   Name:   Eddy L. Patterson
                                   Title:  President

                                   CAROLINA DRILLING SERVICES, INC.,
                                   a North Carolina corporation


                                   By:
                                      -----------------------------------------
                                   Name:   Eddy L. Patterson
                                   Title:  President



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                                   SUMMIT ENVIRONMENTAL SERVICES, INC.,
                                   an Oklahoma corporation


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   NESCO ACCEPTANCE CORPORATION,
                                   an Oklahoma corporation


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


                                   HOPKINS APPRAISAL SERVICES, INC.

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


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